                                                      PROSPECTUS JANUARY 8, 2002

JPMORGAN MONEY MARKET FUNDS
MUTUAL FUND INVESTMENTS OFFERED THROUGH LIPPER & COMPANY, L.P.
MORGAN SHARES

U.S. GOVERNMENT MONEY MARKET FUND









                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                                                    [LOGO]JPMORGAN FLEMING
                                                          ASSET MANAGEMENT

U.S. Government Money Market Fund                   1

The Fund's Management and Administration            5

How Your Account Works                              6

   Buying Fund Shares                               6

   Selling Fund Shares                              7

   Exchanging Fund Shares                           9

   Other Information Concerning the Fund           10

   Distributions and Taxes                         10

What the Terms Mean                                12

Financial Highlights                               13

How To Reach Us                            Back cover

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND

THE FUND'S OBJECTIVE

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests substantially all its assets in:

- debt securities issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government, and

-    repurchase agreements using these securities as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM).

The Fund's adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund attempts to keep its net asset value constant, but there is no guarantee that it will be able to do so.


[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

The value of money market investments tends to fall when prevailing interest rates rise, although they are generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower-quality securities.

If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    WANT AN INVESTMENT THAT STRIVES TO PRESERVE CAPITAL
-    WANT REGULAR INCOME FROM A HIGH QUALITY PORTFOLIO
-    WANT A HIGHLY LIQUID INVESTMENT
-    ARE LOOKING FOR AN INTERIM INVESTMENT
-    ARE PURSUING A SHORT-TERM GOAL

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
-    ARE INVESTING FOR LONG-TERM GROWTH
-    ARE INVESTING FOR HIGH INCOME
-    REQUIRE THE ADDED SECURITY OF FDIC INSURANCE

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Morgan Shares (formerly Vista Shares prior to 9/10/01) has varied from year to year for each of the last ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years.

The performance for the period before Morgan Shares were launched on 12/1/92 is based on the performance of the Fund's Premier Shares of the Fund. During this period, the actual returns of Morgan Shares would have been lower than shown because Morgan Shares have higher expenses than Premier Shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 3.09%.

YEAR-BY-YEAR RETURNS.

[CHART]

1991                  5.81%
1992                  3.40%
1993                  2.44%
1994                  3.58%
1995                  5.28%
1996                  4.90%
1997                  5.09%
1998                  5.00%
1999                  4.63%
2000                  5.00%

----------------------------------
BEST QUARTER                 1.57%
----------------------------------
                 1st quarter, 1991
----------------------------------
WORST QUARTER                0.59%
----------------------------------
                 2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the periods ending December 31, 2000

                                   PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------
MORGAN SHARES                      5.90          5.10          4.60
----------------------------------------------------------------------------

(1) THE FUND'S FISCAL YEAR END IS 8/31.

INVESTOR EXPENSES FOR MORGAN SHARES

The expenses of the Morgan Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                       0.10
DISTRIBUTION (RULE 12b-1) FEES                                        0.10
SHAREHOLDER SERVICE FEES                                              0.35
OTHER EXPENSES(1)                                                     0.14
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       0.69
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                             (0.10)
---------------------------------------------------------------------------
NET EXPENSES(2)                                                       0.59
---------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE MORGAN SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.59% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXAMPLE This example below is intended to help you compare the cost of investing in the Morgan Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

-    net expenses through 9/7/02 and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Morgan Shares and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      64         214         378         852

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Fund is a series of Mutual Fund Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser to the Fund and makes the day-to-day investment decisions. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Fund with investment advice and supervision. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank and JPMFAM (USA) served as the sub-adviser.

For the fiscal year ended August 31, 2001, the adviser was paid management fee of 10% of average daily net assets of the Fund.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services:

0.10% of the first $100 billion of average daily net assets of all money market funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Morgan Shares of the Fund, held by investors serviced by the shareholder servicing agent. The Board of Trustees has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Morgan Shares of the Fund.

JPMFAM (USA) and/or J.P. Morgan Fund Distributors, Inc. (JPMFD), the Fund's distributor, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan CHASE.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You can open an account through Lipper & Company, L.P. (Lipper) with as little as $2,500. The minimum is $1,000 for IRAs, SEP-IRAs and Systemic Investment Plans (see below).

BY MAIL

You may buy shares of the Fund by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.," to:

The Lipper Funds, Inc.
c/o JPMorgan Funds Service Center
P.O. Box 2798 Boston, MA 02208-2798

If you pay by check, you won't be able to sell your shares until your check clears. That could take 15 calendar days or longer. If a bank does not honor a check used to buy shares, the order will be canceled and the shareholder will be responsible for any losses or expenses the Fund incurs.

BY WIRE

You may buy shares by wiring federal funds. For best service, follow these steps:

1) Phone toll free at 1-800-LIPPER9 before you wire the funds. Give your name, address, telephone number, Social Security or Tax Identification Number, the Fund name and class of shares you want to buy, the amount being wired and the name of the bank wiring the funds. If you do not already have a Lipper Funds account, an account number will be provided.

2) Tell your bank to wire the money to the Fund's custodian as follows:

JPMorgan Chase Bank
New York, N.Y. 10003
ABA # 0210-0002-1
DDA Acct #910-2-753168
F/B/O The Lipper Funds, Inc.
Ref: U.S. Government Money Market
Your bank account number
Your bank account name

3) Complete and sign an account application. Sign the carbon copy and send it to the transfer agent, JPMorgan Funds Service Center at the address shown in the "By mail" section above. It is important to send the application as soon as possible since you would not be able to sell, exchange or transfer your shares until JPMorgan Funds Service Center receives the application. Purchase orders will be accepted only on days when both the Federal Reserve Bank of New York the New York Stock Exchange are open for business.

ADDITIONAL INVESTMENTS

You can make additional investments in the Fund at any time with as little as $100. Just follow the procedures explained above for buying by mail or wire. It is important to include your Lipper Funds account number, account name and the Fund and class of shares you want to buy. Write the information on the check or wire order to make sure the money is credited properly.

Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.

THE SYSTEMATIC INVESTMENT PLAN

The Systematic Investment Plan lets you make regular investments of $100 or more by having the money automatically debited from a bank savings or checking account.

To set up the plan, complete the appropriate section of the account application when you open your account. If you're already a shareholder and want to start a plan, send a signed letter with a signature guarantee and a deposit slip or check marked "Void" to JPMorgan Funds Service Center at the address shown above. Call 1-800-LIPPER9 for complete instructions.

PRICING OF SHARES

The price of your shares is the net asset value per share (NAV) of $1.00. NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund seeks to maintain a stable NAV. The Fund uses the amortized cost to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of 4:00 p.m. Eastern time, each day the Fund is accepting purchase orders. When certain automated share purchase programs are introduced, we will also calculate the NAV at 6:00 p.m. You'll pay the next NAV calculated after JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fund accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If you send us an order in proper form by the Fund's cut-off time, we will process your order at that day's price and you'll be entitled to all dividends declared on that day. If we receive your order after the cut-off time, we will generally process it at the next day's price, but we may process it that day if we receive it by the cut-off time. If you pay by check before the cut-off time, we will generally process your order the next day the Fund is open for business. Normally, the cut-off is 5:00 p.m Eastern time for the Fund.

SELLING FUND SHARES

You can sell your shares on any day the Fund is open for business, either through Lipper or through JPMorgan Funds Service Center. If your order is accepted before 2:00 p.m. Eastern time, the Fund generally sends the proceeds on the next day it is open for business. The Fund will not allow you to sell your shares if you have not yet paid for them. The price you receive is the next NAV calculated after Lipper or JPMorgan Funds Service Center accepts your order to sell. Under unusual circumstances, the Fund may stop accepting orders or may postpone payment for more than seven business days, as permitted by federal securities law.

SELLING THROUGH LIPPER

Lipper will be responsible for sending all the necessary documents. They should be addressed to The Lipper Funds, Inc., c/o JPMorgan Funds Service Center, 73 Tremont Street, Boston, MA 02208

BY MAIL

To sell by mail, include the following:

1) A letter of instruction showing the number of shares or dollar amount you want to sell, the Fund name and the class of shares. All registered owners of the shares must sign the letter, using the exact names they used when they bought the shares.

2) Signature guarantees, if needed. (See below.)

3) Other supporting legal documents if the registered owner involves estates, trusts, guardianships, custodianships, corporations, other organizations, or pension and profit sharing plans. If you're uncertain what to include, call 1-800-LIPPER9.

WHEN TO INCLUDE SIGNATURE
GUARANTEES

Signature guarantees help prevent fraud. You will need one if you want the proceeds of the sale of shares to be sent to someone who is not a registered owner, or if you want the proceeds sent to an address that is not on our records.

Eligible guarantors include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. To guarantee a signature, a broker-dealer must be a member of a clearing organization or maintain net capital of at least $100,000. Call 1-800-LIPPER9 for more details.

The signature guarantee must appear either: on the written request to sell your shares, on a separate document which specifies the total number of shares, Fund and class of shares, or on all stock certificates being redeemed, if certificates were issued.

BY PHONE

To sell your shares by phone, you must have completed the appropriate section of the account application.

To sell by phone, call 1-800-LIPPER9. You can ask to have the proceeds sent by mail or by wire to your bank account. Have your account number, Fund name and Social Security or Tax Identification Number handy.

If you apply for telephone redemption privileges, you are authorizing the Fund distributor to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, Lipper will take reasonable precautions to confirm the caller's identity, such as asking for personal information. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if Lipper takes reasonable precautions. Call 1-800-LIPPER9 for more information.

You can change the bank or account designated to receive sale proceeds by sending a letter to JPMorgan Funds Service Center at the address shown in the "By mail" section above. Each shareholder must sign the request and each signature must be guaranteed. Please call 1-800-LIPPER9 for details.

We can change or end the telephone redemption privilege at any time without notice.

THE SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan lets you make regular withdrawals of $100 or more, monthly, quarterly or twice a year. You must have a minimum account balance of $5,000 to set up the plan. Call 1-800-LIPPER9 for complete instructions.

INVOLUNTARY CLOSING OF ACCOUNTS

The Fund can sell an investor's shares and close the account if: the net asset value of the shares in the account falls below $500 or the investor buys through the Systematic Investment Plan and fails to meet investment minimums within 12 months of opening the account. We will give at least 60 days notice before closing an account.

EXCHANGING FUND SHARES

You can exchange your shares of this Fund for shares of certain other Lipper Funds, including the Lipper Prime Europe Equity Fund, the Lipper High Income Bond Fund and the Lipper U.S. Equity Fund. Consult Lipper or JPMorgan Funds Service Center to find out if the Fund you're interested in is included in the exchange program and if it is available in your state. You will need to meet minimum investment requirements and other eligibility requirements. There may be other conditions.

The description of the exchange privilege in this prospectus takes the place of the description in the Statement of Additional Information if you are buying through Lipper.

Shares will be exchanged at the next NAV calculated after the exchange order is accepted. There are no fees for exchanging shares.

Carefully read the prospectus of the fund you want to buy before making an exchange.

JPMorgan Funds Service Center may set limits on exchanges, including number of shares exchanged and how often you may exchange them. Frequent exchanges can hurt all investors because they increase costs.

If your shares are held in a broker "street name," you can not exchange them by mail or telephone. You must contact your investment representative. JPMorgan Funds Service Center may reject any exchange request and may change or end the exchange feature at any time.

For federal income tax purposes, exchanging shares is treated as selling shares of one fund and buying shares of the other. As a result, you may realize a taxable gain or loss when you exchange.

BY PHONE

If you set up the telephone exchange privilege when you opened your account, call 1-800-LIPPER9. Have your account number, Fund name and Social Security or Tax Identification Number handy.

BY MAIL

Send a letter including: the account number for your current Fund, the Fund name and share class of the Fund you are exchanging from, and the name of the Fund you are exchanging to.

Include other supporting legal documents if the registered owner involves estates, trusts, guardianships, custodianships, corporations, other organizations, or pension and profit sharing plans. If you're uncertain what to include, call 1-800-LIPPER9.

Send your request to:

The Lipper Funds, Inc.
c/o JPMorgan Funds Service Center
P.O. Box 2798
Boston, MA 02208-2798

GENERAL

The Fund has adopted a Rule 12b-1 distribution plan under which it pays up to 0.10% of Morgan Shares assets in distributor fees.

These payments cover such things as payments for services provided by broker-dealers and expenses connected to sale of shares. Payments are not tied to the amount of actual expenses incurred. Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

OTHER INFORMATION
CONCERNING THE FUND

All transactions are to be processed through Lipper are authorized to act on redemption and tranfer instructions received by phone. If someone trades on your account by phone, Lipper will take reasonable precautions to confirm the caller's identity, such as asking personal information. If Lipper receive the correct information, we are generally authorized to follow the instructions. Lipper will take all reasonable precautions to confirm that the instructions are genuine. Call Lipper at 1-800-LIPPER9 for more details.

Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if Lipper takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

The Fund may issue multiple classes of shares. This prospectus relates only to Morgan Shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

JPMorgan Chase and its affiliates and the Fund and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly in the form of additional shares, unless you tell us that you want payment in cash or deposited in a pre-assigned bank account. The taxation of dividends won't be affected by the form in which you receive them. We distribute any short-term capital gain at least annually. The Fund does not expect to realize long-term capital gain.

Dividends are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

WHAT THE TERMS MEAN

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, except as noted, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN U.S. GOVERNMENT MONEY MARKET FUND(1)

                                                                                     YEAR     YEAR     YEAR      YEAR     YEAR
                                                                                    ENDED    ENDED    ENDED     ENDED    ENDED
PER SHARE OPERATING PERFORMANCE:                                                  8/31/97  8/31/98  8/31/99   8/31/00  8/31/01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                                           0.05     0.05     0.04      0.05     0.05

   Less distributions:
     Dividends from net investment income                                            0.05     0.05     0.04      0.05     0.05
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $ 1.00   $ 1.00   $ 1.00    $ 1.00   $ 1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         5.04%    5.14%    4.55%     5.48%    4.93%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                               $2,139   $3,033   $3,538    $3,398   $4,150
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                              0.59%    0.59%    0.59%     0.59%    0.59%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                 4.93%    5.01%    4.46%     5.35%    4.80%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers, reimbursements and earnings
  credits to average net assets                                                      0.72%    0.70%    0.69%     0.69%    0.69%
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income without waivers, reimbursements
  and earnings credits to average net assets                                         4.80%    4.90%    4.36%     5.25%    4.70%
-------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly Chase Vista U.S. Government Money Market Fund: Vista Shares.



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HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL  INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.



                           JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

            The Fund's Investment Company Act File No. is 811-8358.

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. December 2001.


                                                                   PR-MMM-1201 X